                               EXHIBIT (8)(f)(2)

                      AMENDMENT TO PARTICIPATION AGREEMENT
                                    (PUTNAM)

                                  AMENDMENT TO
                            PARTICIPATION AGREEMENT

Schedule A of the Participation Agreement, dated as of July 1, 1998, among Putnam Variable Trust, Putnam Retail Management, L.P. and Transamerica Life Insurance Company is hereby deleted in its entirety and replaced with the schedule set forth below effective as of August 1, 2001:


                               AMENDED SCHEDULE A

                       ACCOUNTS, POLICIES AND PORTFOLIOS
                     SUBJECT TO THE PARTICIPATION AGREEMENT

Name of Separate Account         Policies Funded by Separate      Portfolios Applicable to Policies
 and Date Established by              Account
   Board of Directors

   PFL Retirement Builder         Transamerica Life Insurance         Putnam VT Global Growth Fund
  Variable Annuity Account      Company, formerly known as PFL      Putnam VT Growth and Income Fund
      March 29, 1996                Life Insurance Company,        Putnam VT Growth Opportunities Fund
                                        Policy Form No.                Putnam VT Money Market Fund
                                       AV288-101-95-796                 Putnam VT New Value Fund
                                  (including successor forms,
                                addenda and endorsements - may
                                 vary by state under marketing
                                   names: "Retirement Income
                                 Builder II Variable Annuity"
                                  "Portfolio Select Variable
                                     Annuity" or successor
                                        marketing names)
--------------------------------------------------------------------------------------------------------
  Separate Account VA I           Transamerica Life Insurance       Putnam VT Diversified Income Fund
      May 15, 2000              Company, formerly known as PFL     Putnam VT The George Putnam Fund of
                                    Life Insurance Company,                      Boston
                                        Policy Form No.             Putnam VT Growth and Income Fund
                                       AV288-101-95-796                   Putnam VT Income Fund
                                  (including successor forms,           Putnam VT Investors Fund
                                addenda and endorsements - may          Putnam VT New Value Fund
                                 vary by state under marketing
                                   names: "The U.S. Bancorp
                                Investments Inc. Principal-Plus
                                     Variable Annuity" or
                                  successor marketing names)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
    Separate Account VA E              Transamerica Life              Putnam VT Health Sciences Fund
      February 20, 1997               Insurance Company,            Putnam VT International Growth Fund
                                        Policy Form No.                  Putnam VT New Value Fund
                                       AV288-101-95-796                  Putnam VT Technology Fund
                                (including successor forms,                Putnam VT Vista Fund
                                addenda and endorsements - may           Putnam VT Voyager Fund II
                                vary by state under marketing
                                   names: "Privilege Select
                                     Variable Annuity" or
                                  successor marketing names)
---------------------------------------------------------------------------------------------------------

    Separate Account VA F              Transamerica Life             Putnam VT Growth and Income Fund
                                       Insurance Company            Putnam VT International Growth Fund
                                        Policy Form No.                  Putnam VT Investors Fund
                                       AV288-101-95-796
                                  (including successor forms,
                                addenda and endorsements - may
                                 vary by state under marketing
                                 names: "Premier Asset Builder
                                Variable Annuity" or successor
                                       marketing names)
---------------------------------------------------------------------------------------------------------

PUTNAM VARIABLE TRUST                  PUTNAM RETAIL MANAGEMENT, L.P.

By:    /s/ John R. Verani              By:    /s/ Eric S. Levy
   -----------------------------          ----------------------------------

Name:  John R. Verani                  Name:  Eric S. Levy
     ---------------------------            --------------------------------

Title: Vice President                  Title: Senior Vice President
      --------------------------             -------------------------------


TRANSAMERICA LIFE
INSURANCE COMPANY

By:    /s/ Larry N. Norman
   -----------------------------

Name:  Larry N. Norman
     ---------------------------

Title: President
      --------------------------

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